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                          Prudential Equity Fund, Inc.
                     Supplement dated November 14, 1996 to
                         Prospectus dated March 1, 1996
    The following information supplements ``How the Fund Invests--Other Investments and Policies--Securities Lending'' in the Prospectus:
    On October 30, 1996, shareholders approved changes in the Fund's investment restrictions to enable the Fund to lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans (i) do not exceed in the aggregate 30% of the value of the Fund's total assets, (ii) are callable at any time by the Fund and (iii) are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.
    The following information supplements ``How the Fund Invests--Hedging and Return Enhancement Strategies--Options Transactions'' and ``How the Fund Invests--Other Investments and Policies--When-Issued and Delayed Delivery Securities''
    In circumstances where the Fund's custodian maintains a segregated account of the Fund for options transactions or the purchase of when-issued and delayed delivery securities, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-marked daily, having a value equal to or greater than the Fund's commitments.
MF 101C-3 (11/14/96)